PAGE>

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  o


Check the appropriate box:
o    Preliminary Proxy Statement               o   Confidential, For Use of the
                                                   Commission only (as permitted
                                                   by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
o    Definitive Additional Materials
o    Soliciting Material Under Rule14a-12

                            SARATOGA ADVANTAGE TRUST
                              --------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                              --------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required
o    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:
o Fee paid previously with preliminary materials.
o Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. (1) Amount Previously
     Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                                 [LOGO] Saratoga

                            SARATOGA ADVANTAGE TRUST

                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                        INVESTMENT QUALITY BOND PORTFOLIO
                            MUNICIPAL BOND PORTFOLIO
                      LARGE CAPITALIZATION VALUE PORTFOLIO
                      LARGE CAPITALIZATION GROWTH PORTFOLIO
                         SMALL CAPITALIZATION PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

           1101 STEWART AVENUE, SUITE 207, GARDEN CITY, NEW YORK 11530
                                 (516) 542-3000

                 NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

                         TO BE HELD ON DECEMBER 17, 2002

Dear Shareholder:

We are pleased to invite you to a Special Joint Meeting of Shareholders (the "Meeting") of the U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Portfolio, and International Equity Portfolio (each, a "Portfolio" and collectively, the "Portfolios") of the Saratoga Advantage Trust (the "Trust"), that will be held at 1101 Stewart Avenue, Suite 207, Garden City, New York 11530, on December 17, 2002, at 9:00 a.m. Eastern time. The purpose of the Meeting is to seek shareholder approval of the following two proposals and to transact such other business as may properly come before the Meeting, or any adjournments thereof:

                                   PROPOSAL 1

     A new investment management agreement between Orbitex-Saratoga Capital Management, LLC and the Trust on behalf of each Portfolio.

                                   PROPOSAL 2

     The election of four new trustees to the Board of Trustees of the Trust.

Shareholders of each Portfolio will vote separately on a new investment management agreement for their particular Portfolio. Shareholders will vote collectively on the election of the four new trustees to the Board of Trustees of the Trust.

Shareholders of record of each Portfolio as of the close of business on October 23, 2002 are entitled to notice of and to vote at the Meeting. If you cannot be present at the Meeting in person, management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. TO AVOID UNNECESSARY DUPLICATE MAILINGS, WE ASK YOUR COOPERATION IN PROMPTLY MAILING YOUR PROXY NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. Alternatively, you may vote via telephone or the Internet in lieu of attending the Meeting in person by following the instructions included on the proxy.

In the event that the necessary quorum to transact business or the vote required to approve or reject Proposal 1 or Proposal 2 is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote in favor of Proposal 1 or Proposal 2 and will vote against any such adjournment those shares which they are entitled to vote against Proposal 1 or Proposal 2.


                                           By Order of the Board of Trustees,


                                           Bruce E. Ventimiglia
                                           President, CEO and
                                           Chairman of the Board of Trustees


November 5, 2002

                            SARATOGA ADVANTAGE TRUST

                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                        INVESTMENT QUALITY BOND PORTFOLIO
                            MUNICIPAL BOND PORTFOLIO
                      LARGE CAPITALIZATION VALUE PORTFOLIO
                      LARGE CAPITALIZATION GROWTH PORTFOLIO
                         SMALL CAPITALIZATION PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

           1101 STEWART AVENUE, SUITE 207, GARDEN CITY, NEW YORK 11530
                                 (516) 542-3000

                      SPECIAL JOINT MEETING OF SHAREHOLDERS

                         TO BE HELD ON DECEMBER 17, 2002

This Proxy Statement is being furnished to the shareholders ("Shareholders") of the U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Portfolio, and International Equity Portfolio (each, a "Portfolio" and collectively, the "Portfolios") of the Saratoga Advantage Trust (the "Trust"), in connection with the solicitation of proxies by the Board of Trustees of the Trust (the "Board") to be used at a Special Joint Meeting of Shareholders (the "Meeting") of each Portfolio to be held at 1101 Stewart Avenue, Suite 207, Garden City, New York 11530, on December 17, 2002, at 9:00 a.m. Eastern time, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about November 5, 2002.

If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the form of proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted in favor of the new investment management agreement for the applicable Portfolio, and in favor of the election of the proposed nominees to the Board. A form of proxy may be revoked at any time prior to its exercise by any of the following means: (i) written notice of revocation to the President of the Trust; (ii) execution and delivery of a later dated form of proxy to the President of the Trust (if returned and received in time to be voted); or (iii) attending and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a prior vote. You must attend the Meeting, and vote at the Meeting, in order to revoke your prior vote.

The Trust has retained Georgeson Shareholder Communications, Inc., a proxy solicitor ("Georgeson Shareholder Communications"), to assist in the solicitation of forms of proxy primarily by contacting Shareholders of each Portfolio by telephone and facsimile. The cost of such proxy solicitor is expected to be approximately $7,500, and will be deemed an expense of the Meeting. The total expenses relating to the Meeting are expected to be approximately $15,000, and will be split evenly by Orbitex-Saratoga Capital Management, LLC and the Portfolios.

Shareholders of each Portfolio may be called to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. Shareholders voting by telephone would be asked for their social security number or other identifying information and would be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card. Shareholders may also call Georgeson Shareholder Communications at 866-895-2628 to vote their shares by telephone, or may vote via the Internet by following the instructions on the proxy card.

SHARES OUTSTANDING AND ENTITLED TO VOTE. The Board has fixed the close of business on October 23, 2002 as the record date (the "Record Date") for the determination of Shareholders entitled to notice of, and to vote at, the Meeting. The table below sets forth the number of shares outstanding and entitled to be voted for each Portfolio as of the Record Date. Each share is entitled to one vote. Fractional shares will be eligible to vote proportionately to the respective fraction of a whole share represented thereby.

     ------------------------------------------ ------------------
                                                 NUMBER OF SHARES
                                                OUTSTANDING AS OF
     NAME OF PORTFOLIO:                          OCTOBER 23, 2002
     ------------------                          ----------------
     ------------------------------------------ ------------------
     U.S. Government Money Market Portfolio        32,221,098
     ------------------------------------------ ------------------
     Investment Quality Bond Portfolio              3,110,071
     ------------------------------------------ ------------------
     Municipal Bond Portfolio                         700,040
     ------------------------------------------ ------------------
     Large Capitalization Value Portfolio           4,535,430
     ------------------------------------------ ------------------
     Large Capitalization Growth Portfolio          3,939,279
     ------------------------------------------ ------------------
     Small Capitalization Portfolio                 2,909,775
     ------------------------------------------ ------------------
     International Equity Portfolio                 2,936,259
     ------------------------------------------ ------------------

As of the Record Date, no shareholder was known to own beneficially 5% or more of the outstanding shares of the U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Portfolio or International Equity Portfolio. As of the Record Date the following shareholder was known to own 6.90% of the outstanding shares of the Municipal Bond Portfolio: Herbert L. Collier TTEE, 9275 N 108th street, Scottsdale AZ 85259-5740.

As of the Record Date, the Trustees and the officers of the Trust individually and as a group beneficially owned less than 1% of the outstanding shares of each Portfolio.

The percentage ownership of shares of each of the Portfolios changes from time to time depending on purchases and redemptions by Shareholders and the total number of shares outstanding.

                             REPORTS TO SHAREHOLDERS

The Trusts' Annual Report for the fiscal year ended August 31, 2002 is available without charge upon request by writing to the Trust at 1101 Stewart Avenue, Suite 207, Garden City, New York 11530, or by calling the Trust toll free at 1-800-807-FUND.

PROPOSAL 1:

                          APPROVAL OR DISAPPROVAL OF A
                       NEW INVESTMENT MANAGEMENT AGREEMENT
                       -----------------------------------

BACKGROUND. Each Portfolio has entered into an investment management agreement dated April

14, 1997 (the "Current Management Agreement") with Saratoga Capital Management I, LLC, ("Saratoga") the business address of which is 1101 Stewart Avenue, Suite 207, Garden City, New York 11530. Orbitex Fund Services, Inc., located at Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788 provides administrative services to and manages the administrative affairs of the Trust. Orbitex Funds Distributor, Inc. located at One Station Place, Suite 7S, Stamford, Connecticut 06902 serves as the Trust's principal underwriter.

On August 8, 2002, Saratoga signed a letter of intent with Orbitex Management, Inc. ("Orbitex") pursuant to which Orbitex will sell all of its assets to Saratoga in exchange for a 50% interest in Saratoga (the "Orbitex-Saratoga Merger"). Upon consummation of the Orbitex-Saratoga Merger, Saratoga will be renamed Orbitex-Saratoga Capital Management, LLC ("Orbitex-Saratoga"). The Orbitex-Saratoga Merger is currently expected to be consumated on or about January 1, 2003.

The Current Management Agreement, as required by Section 15 of the Investment Company Act, of 1940, as amended (the "1940 Act"), provides for its automatic termination in the event of its assignment. Any change in control of Saratoga such as the consummation of the Orbitex-Saratoga Merger, is deemed to be an assignment. Thus, the consummation of the Orbitex-Saratoga Merger will cause Saratoga to undergo a change in control and will cause the automatic termination of the Current Management Agreement.

IN ORDER TO ENSURE CONTINUITY OF SERVICES FOR THE TRUST SUBSEQUENT TO THE ORBITEX-SARATOGA MERGER, THE BOARD MET IN PERSON ON SEPTEMBER 20, 2002 FOR THE PURPOSE OF CONSIDERING WHETHER IT WOULD BE IN THE BEST INTEREST OF EACH PORTFOLIO AND ITS SHAREHOLDERS TO APPROVE THE NEW MANAGEMENT AGREEMENT BETWEEN ORBITEX-SARATOGA AND THE TRUST (THE "NEW MANAGEMENT AGREEMENT"). AT ITS MEETING AND FOR THE REASONS DISCUSSED BELOW (SEE "THE BOARD'S CONSIDERATIONS"), THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, BY A UNANIMOUS VOTE, APPROVED THE NEW MANAGEMENT AGREEMENT FOR EACH PORTFOLIO AND RECOMMENDED ITS APPROVAL BY THE APPLICABLE SHAREHOLDERS. THE NEW MANAGEMENT AGREEMENT WOULD TAKE EFFECT ON OR ABOUT JANUARY 1, 2003. A FORM OF THE NEW MANAGEMENT AGREEMENT IS ATTACHED HERETO AS EXHIBIT A.

THE TERMS OF THE NEW MANAGEMENT AGREEMENT, INCLUDING FEES PAYABLE TO ORBITEX-SARATOGA BY THE TRUST THEREUNDER, ARE IDENTICAL, IN ALL MATERIAL RESPECTS, TO THOSE OF THE CURRENT MANAGEMENT AGREEMENT WITH SARATOGA, EXCEPT FOR THE DATES OF EFFECTIVENESS AND TERMINATION. There is no change in the fees payable by each Portfolio. The terms of the Current Management Agreement are described below. If approved by Shareholders, the New Management Agreement will become effective on or about January 1, 2003 and will expire two years from the date thereof. Thereafter, the New Management Agreement will continue in effect from year to year if such continuance is approved by the Board, including a majority of the Independent Trustees, or by a majority of the outstanding voting securities (as defined below) of the applicable Portfolio, and, in either event, by a vote cast in person.

THE CURRENT MANAGEMENT AGREEMENT. Saratoga and the Trust have obtained an exemptive order (the "Order") from the Securities and Exchange Commission that permits Saratoga to enter into investment advisory agreements with sub-advisers (the "Advisers") without obtaining Shareholder approval. Saratoga, subject to the review and approval of the Board, selects the Adviser for each Portfolio and supervises and monitors the performance of each Adviser. The Order also permits Saratoga subject to the approval of the Board, to replace the Advisers or amend the investment advisory agreements without Shareholder approval whenever Saratoga and the Board believe such action will benefit a Portfolio and its Shareholders.

The Current Management Agreement provides that Saratoga shall (i) supervise each Portfolio's investment program, including advising and consulting with the Board and the Adviser regarding the Portfolio's overall investment strategy and make recommendations to the Board regarding the retention by the Portfolio of an Adviser; (ii) monitor the performance of service providers, including the administrator, transfer agent and custodian; and (iii) pay the salaries, fees and expenses of such of the officers, trustees or employees that are directors, officers or employees of Saratoga. In addition, the Current Management Agreement provides that Saratoga will appoint an Adviser to each Portfolio to (a) make, in consultation with Saratoga and the Board, investment strategy decisions for the Portfolio; (b) manage the investing and reinvesting of the Portfolio's assets; (c) place purchase and sale orders on behalf of the Portfolio; and (d) provide research and statistical data to the Trust in relation to investing and other matters within the scope of the investment objectives and limitations of the Portfolio. The Adviser shall have the sole ultimate discretion over investment decisions for the Portfolio. Finally, the Current Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under the Current Management Agreement, Saratoga shall have no liability to the Portfolio or its Shareholders for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding, or sale of any security.

Saratoga compensates each Adviser out of its management fee. OpCap Advisors, located at 1345 Avenue of the Americas, New York, NY 10105, serves as Adviser to the Municipal Bond Portfolio and the Large Capitalization Value Portfolio. Fox Asset Management, L.L.C., located at 44 Sycamore Avenue, Little Silver, NJ 07739 serves as Adviser to the Investment Quality Bond and Small Capitalization Portfolios. Harris Bretall Sullivan & Smith, L.L.C., located at One Sansome Street, Suite 3300, San Francisco, CA 94104 serves as Adviser to the Large Capitalization Growth Portfolio. Sterling Capital Management Company, located at One First Union Center, 301 S. College Street, Suite 3200, Charlotte, NC 28202 serves as the Adviser to the U.S. Government Money Market Portfolio. Pictet International Management Limited, located at Tower 42 Level 37, 25 Old Broad Street, London, EC2N 1HQ serves as Adviser to the International Equity Portfolio.

In return for the services it renders under the Current Management Agreement, Saratoga is paid a fee monthly at the annualized rate shown in the table below.

------------------------- ------------------------------- ------------------------------- ----------------------------
                                  Management Fee          Management Fees Paid During the  Approx. Net Assets of the
                             (as a % of average daily               Fiscal Year            Portfolio as of August 31,
     Portfolio Name        net assets of the Portfolio)*       Ended August 31, 2002                  2002
     --------------
------------------------- ------------------------------- ------------------------------- ----------------------------
U.S. Government Money
Market Portfolio                      0.475%                         $168,076                     $38,920,133
------------------------- ------------------------------- ------------------------------- ----------------------------
Investment Quality Bond
Portfolio                              0.55%                         $175,475                     $33,702,819
------------------------- ------------------------------- ------------------------------- ----------------------------

------------------------- ------------------------------- ------------------------------- ----------------------------
Municipal Bond Portfolio               0.55%                          $43,913                     $10,499,621
------------------------- ------------------------------- ------------------------------- ----------------------------
Large Capitalization
Value Portfolio                        0.65%                         $517,921                     $61,085,401
------------------------- ------------------------------- ------------------------------- ----------------------------
Large Capitalization
Growth Portfolio                       0.65%                         $418,211                     $46,836,157
------------------------- ------------------------------- ------------------------------- ----------------------------
Small Capitalization
Portfolio                              0.65%                         $273,479                     $30,659,798
------------------------- ------------------------------- ------------------------------- ----------------------------
International Equity
Portfolio                              0.75%                         $139,073                     $14,132,805
------------------------- ------------------------------- ------------------------------- ----------------------------

* The Portfolios pay Saratoga a fee for its services that is computed daily and paid monthly at an annual rate ranging from 0.475% to 0.75% of the value of the average daily net assets of the Portfolio. The fees of each Adviser, as applicable, are paid by Saratoga.

For the fiscal year ended August 31, 2002, the Portfolios paid no commissions to affiliated brokers.

The Current Management Agreement may be terminated at any time by a Portfolio or by Saratoga, without penalty, upon 60 days' written notice to the other party. Termination by a Portfolio must be approved by the vote of a majority of the outstanding voting securities of the Portfolio or by the vote of the majority of the Trustees. The Current Management Agreement was last approved by the Board on April 10, 2002.

THE BOARD'S CONSIDERATIONS. In determining whether to approve the New Management Agreement with Orbitex-Saratoga on behalf of each Portfolio, the Board, at its September 20, 2002 meeting, evaluated the implications of the Orbitex-Saratoga Merger for Saratoga and its ability to continue to provide services to the Portfolios of substantially the same scope and quality as are currently provided. In particular, the Board inquired as to the impact of the

Orbitex-Saratoga Merger on Saratoga's personnel, facilities and financial capabilities. The Board received assurances in this regard from representatives of Saratoga that there were no current plans to make any material personnel changes affecting the management or administration of the Portfolios. They also received assurances from Saratoga that the Orbitex-Saratoga Merger would not adversely affect Saratoga's ability to fulfill its obligations (as Orbitex-Saratoga) under its respective Agreement with the Portfolios or to operate its business in a manner consistent with past practices.

The Board further considered: (i) the quality of the operations and services which have been provided to each Portfolio by Saratoga and which are expected to continue to be provided by Orbitex-Saratoga after the Orbitex-Saratoga Merger, with no change in fee rates, (ii) the overall experience and reputation of Saratoga in providing such services to investment companies, and the likelihood of its continued financial stability after the Orbitex-Saratoga Merger, (iii) the benefits of continuity in the services to be provided under the New Management Agreement by Saratoga (as Orbitex-Saratoga). Based upon its review, the Board determined that continuity and efficiency of portfolio management services after the Orbitex-Saratoga Merger can best be assured by approving the New Management Agreement with Orbitex-Saratoga on behalf of each Portfolio. THE BOARD BELIEVES THAT THE NEW MANAGEMENT AGREEMENT WILL ENABLE EACH PORTFOLIO TO CONTINUE TO OBTAIN INVESTMENT ADVISORY SERVICES OF HIGH QUALITY AT COSTS WHICH IT DEEMS APPROPRIATE AND REASONABLE UNDER THE CIRCUMSTANCES AND THAT APPROVAL OF THE NEW MANAGEMENT AGREEMENT ON BEHALF OF EACH PORTFOLIO IS IN THE BEST INTEREST OF EACH PORTFOLIO AND ITS SHAREHOLDERS. ACCORDINGLY, THE BOARD UNANIMOUSLY RECOMMENDED APPROVAL OF THE NEW MANAGEMENT AGREEMENT FOR EACH PORTFOLIO AND ITS SUBMISSION TO THE APPLICABLE SHAREHOLDERS FOR THEIR APPROVAL.

SECTION 15(F) OF THE 1940 ACT. Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment adviser or any affiliated persons to receive any amount or benefit in connection with a change of control of the investment adviser to an investment company as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on investment company clients of the adviser as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) (an "Interested Person") of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from such an investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company. The Board has been advised that there are no circumstances arising from the Orbitex-Saratoga Merger that might result in an unfair burden being imposed on the Portfolios.

The second condition of Section 15(f) of the 1940 Act is that during the three-year period after the transaction, at least 75% of each such investment company's Board must not be Interested Persons of the predecessor or successor investment adviser. The composition of the Trust's Board currently satisfies this condition. If at any time during the next three years the composition of the Trust's Board does not satisfy this condition, the Board will determine the appropriate action to be taken.

THE INTERIM MANAGEMENT AGREEMENT. The Orbitex-Saratoga Merger is expected to be consummated on or about January 1, 2003. In order to insure continuity of investment management services during the period immediately following the Orbitex-Saratoga Merger until Shareholder approval of the New Management Agreement, the Board, including all of the Independent Trustees, at its September 20, 2002 meeting, voted to approve the Trust's entering into an interim management agreement with Orbitex-Saratoga (the "Interim Management Agreement") with respect to each of the Portfolios. The Interim Management Agreement will go into effect for a particular Portfolio upon consummation of the Orbitex-Saratoga Merger, but only if the New Management Agreement has not been approved by Shareholders of that Portfolio. The Interim Management Agreement will terminate on the earlier of 150 days following the date of the Orbitex-Saratoga Merger or the date on which Shareholders approve the New Management Agreement for their Portfolio. The Interim Management Agreement requires all advisory fees earned by Orbitex-Saratoga to be escrowed pending shareholder approval of the New Management Agreement. If the New Management Agreement is not approved by Shareholders of a Portfolio and the Interim Management Agreement goes into effect, Orbitex-Saratoga will be entitled to receive from escrow the lesser of any costs incurred in performing the Interim Management Agreement (plus interest earned on the amount while in escrow), and the total amount in the escrow account (plus interest earned).

 The Board determined that the scope and quality of the services to be provided to the Portfolios under the Interim Management Agreement would be equivalent to the scope and quality of services provided to the Portfolios under the Current Management Agreement. The Interim Management Agreement contains substantially the same terms and conditions, including the fee to be received by Orbitex-Saratoga, as the Current Management Agreement. The Interim Management Agreement further provides that Orbitex-Saratoga, the Board, or a majority of the Portfolio's outstanding voting securities, may terminate the Interim Management Agreement at any time, without payment of any penalty, on not less than 10 calendar days' written notice.

In the event that Shareholders of a Portfolio do not approve the New Management Agreement for their Portfolio, the Interim Management Agreement will remain in effect until its expiration or termination, and the Board will take such action as it deems to be in the best interests of that Portfolio and its Shareholders.

ORBITEX-SARATOGA. As noted above, the Orbitex-Saratoga Merger is expected to be completed on or about January 1, 2003. This section assumes that the Orbitex-Saratoga Merger has been completed, and sets forth information about Orbitex-Saratoga which will be the surviving entity after the completion of the Orbitex-Saratoga Merger.

Orbitex-Saratoga is organized as a Delaware limited liability company, and is located at 1101 Stewart Avenue, Suite 207, Garden City, New York 11530 (Saratoga's current headquarters). The directors and principal executive officer of Orbitex-Saratoga, their business addresses, position(s) with Orbitex-Saratoga and a description of their principal occupations are set forth in the table below.

--------------------------------------------- -----------------------------------------------
                                              Position with Orbitex-Saratoga and
          Name and Address                         Principal Occupation(s)
--------------------------------------------- -----------------------------------------------
Bruce E. Ventimiglia                          Director of Orbitex-Saratoga, Chairman,
1101 Stewart Avenue, Suite 207                President &  Chief Executive Officer of
Garden City, New York 11530                   Orbitex-Saratoga

--------------------------------------------- -----------------------------------------------
Stephen Ventimiglia                           Director of Orbitex-Saratoga, Vice Chairman
1101 Stewart Avenue, Suite 207                & Chief Investment Officer of Orbitex
Garden City, New York 11530                   -Saratoga

--------------------------------------------- -----------------------------------------------
Richard E. Stierwalt                          Director of Orbitex-Saratoga, President, Chief
410 Park Avenue                               Executive Officer and Director Orbitex
New York, New York 10022                      Financial Services Group, Inc.

--------------------------------------------- -----------------------------------------------
Jeffrey A. Connors                            Director of Orbitex-Saratoga, Chief Operating
410 Park Avenue                               Officer and Director of Orbitex Financial
New York, New York 10022                      Services Group, Inc.

--------------------------------------------- -----------------------------------------------

The following trustees or officers of the Trust are also officers, employees, directors or shareholders of Orbitex-Saratoga: Bruce E. Ventimiglia, Stephen Ventimiglia, Richard E. Stierwalt and William P. Marra.

VOTE REQUIRED. The New Management Agreement for each Portfolio must be approved by a majority of the outstanding voting securities of the applicable Portfolio. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the applicable Portfolio present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present, or (b) more than 50% of the outstanding shares of the applicable Portfolio, whichever is less.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH PORTFOLIO VOTE FOR THE NEW MANAGEMENT AGREEMENT FOR THEIR PORTFOLIO.

PROPOSAL 2:

                          ELECTION OF FOUR NEW TRUSTEES
                          -----------------------------

BACKGROUND. You are being asked to elect four (4) new Trustees to the Board (the "Nominees"). Each of the Nominees has consented to be named as such in this proxy statement and to serve as Trustee if elected. If elected, the Nominees will serve indefinite terms until their successors, if any, are properly elected and qualified. The Nominees have been proposed by the current Trustees, or, in the case of the Nominees for positions as Independent Trustees, by the current Independent Trustees. All of the current members of the Board have been elected previously by Shareholders.

TRUSTEES, NOMINEES, AND OFFICERS. The Trustees, Nominees and executive officers of the Trust, and their principal occupations during the past five years, are set forth in the table below. Bruce

E. Ventimiglia and Stephen Ventimiglia are "interested persons" of the Trust (as that term is defined in the 1940 Act) by virtue of their positions as officers and directors of Saratoga. All information is as of August 31, 2002, the Trust's fiscal year-end.

----------------------------------------------------------------------------------------------------------------------------
NAME, AGE AND ADDRESS        POSITIONS HELD      TERM OF       PRINCIPAL               NUMBER OF           OTHER
                             WITH THE TRUST      OFFICE AND    OCCUPATION(S) DURING    PORTFOLIOS IN       DIRECTORSHIPS
                                                 LENGTH OF     PAST 5 YEARS            FUND COMPLEX**      HELD BY TRUSTEE
                                                 TIME SERVED*                          OVERSEEN BY
                                                                                       TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
NOMINEES:
----------------------------------------------------------------------------------------------------------------------------
Richard E. Stierwalt         N/A                 N/A         President, Chief            0                 None
410 Park Avenue,                                             Executive Officer and
New York, New York 10022                                     Director, Orbitex
Age:  47                                                     Financial Services Group,
                                                             Inc.
                                                             (1998-present)(Investment
                                                             management); Consultant,
                                                             BISYS Management,
                                                             Inc.(1996-1998)
                                                             (Mutual fund
                                                             distributor). Director,
                                                             Orbitex Life Sciences &
                                                             Biotechnology Fund, Inc.,
                                                             1 portfolio
                                                             (2000-present); Director,
                                                             Orbitex Group of Funds
                                                             (1998-present).

---------------------------- ------------------- ----------- --------------------------- ----------------- -----------------
Stephen H. Hamrick           N/A                 N/A         Chief Executive Officer,    0                 None
50 Rockefeller Plaza                                         Carey Financial
New York, NY 10020                                           Corporation
Age: 50                                                      (1994-present)
                                                             (Broker-dealer); Managing
                                                             Director Carey Financial
                                                             Corp.(1995-present)(Real
                                                             Estate Investment
                                                             Banking); Senior Vice
                                                             President, Cantor
                                                             Fitzgerald (1996-1998)
                                                             (Investment Brokerage);
                                                             Director, Duroplas Corp.,
                                                             (2001-present)
                                                             (Manufacturer); Director,
                                                             Orbitex Life Sciences &
                                                             Biotechnology Fund, Inc.,
                                                             1 portfolio
                                                             (2000-present); Director,
                                                             Orbitex Group of Funds
                                                             (1998-present).

---------------------------- ------------------- ----------- --------------------------- ----------------- -----------------
Leigh Alan Wilson            N/A                 N/A         Chief Executive Officer,    0                 None
53 Sylvan Rd North                                           New Century Care, Inc.
Westport, CT 06880                                           (1989-present) (Seniors
Age: 58                                                      Housing Management);
                                                             Director, Chimney Rock
                                                             Vineyard and Chimney Rock
                                                             Winery (1992-present);
                                                             President and Director,
                                                             Key Mutual Funds, 30
                                                             portfolios
                                                             (1989-present). Director,
                                                             Orbitex
                                                             Life Sciences &
                                                             Biotechnology Fund, Inc.,
                                                             1 portfolio
                                                             (2000-present).
                                                             (2000-present); Director,
                                                             Orbitex Group of Funds
                                                             (2000-present).

---------------------------- ------------------- ----------- --------------------------- ----------------- -----------------
William B. Blundin           N/A                 N/A         Since 1997, Founder and     0                 None
138 East 65th Street                                         Principal, Bransford
New York, NY 10021                                           Investment Partners
Age:                                                         (private asset management
                                                             company); from 1995 to
                                                             1997, Senior Vice President
                                                             BISYS Group (mutual fund
                                                             services provider); in
                                                             1987, founding partner,
                                                             Concord Financial Group
                                                             (mutual fund admini-
                                                             stration), acquired by
                                                             BISYS Group in 1995;
                                                             Director, Conestoga Funds,
                                                             The Higgins Company and
                                                             DuNord Land Company
                                                             (privately held iron ore
                                                             mineral company).
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
CURRENT INDEPENDENT TRUSTEES:
---------------------------- ------------------- ------------- ----------------------- ------------------- -----------------
Patrick H. McCollough        Trustee             Trustee       Partner, Kelly          7                   None
101 S. Washington Sq.                            since 1994.   Cawthorne (law firm);
Lansing, MI  48933                                             Michigan State
Age: 60                                                        Senator 1971-78,
                                                                         1982-86
---------------------------- ------------------- ------------- ----------------------- ------------------- -----------------
Udo W. Koopmann              Trustee             Trustee       Retired; President,     7                   None
11500 Governor's Drive                           since 1997.   the CapCo Group, LLC;
Chapel Hill, NC  27514                                         previously Chief
Age: 61                                                        Financial & Admin.
                                                               Exec. of the North
                                                               American subsidiary
                                                               of Klockner and Co.
                                                               AG; member of
                                                               National Committee of
                                                               Steel Service Centre
                                                               Institute.
---------------------------- ------------------- ------------- ----------------------- ------------------- -----------------
Floyd E. Seal                Trustee             Trustee       Chief Executive         7                   None
7565 Industrial Court                            since 1997.   Officer,  TARAHILL,
Alpharetta, GA  30004                                          INC., d.b.a. Pet
Age: 53                                                        Goods Mfg. & Imports;
                                                               Partner, S&W Mgmt.
----------------------------------------------------------------------------------------------------------------------------
CURRENT INTERESTED TRUSTEES:
----------------------------------------------------------------------------------------------------------------------------
Bruce E. Ventimiglia***      President, CEO      Trustee       Chairman, President     7                   None
1101 Stewart Avenue,         and Chairman of     since 1994.   and CEO of
Suite 207                    the Board of        President     Orbitex-Saratoga
Garden City, NY  11530       Trustees            and CEO       Capital Mgmt., LLC,
Age 47                                           since 1994.   (2002-present);
                                                               Chairman,
                                                               President and CEO
                                                               of Saratoga
                                                               Capital Mgmt. I,
                                                               LLC, (1994-2002);
                                                               Senior VP,
                                                               Oppenheimer
                                                               Capital and OpCap
                                                               Advisers
                                                               (1992-1997);
                                                               Senior VP,
                                                               Prudential
                                                               Securities
                                                               (1987-1992).
----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS:
----------------------------------------------------------------------------------------------------------------------------
Stephen Ventimiglia***       Vice President      Vice          Vice Chairman and       7                   None
1101 Stewart Avenue          and Secretary       President     CIO, Orbitex-Saratoga
Suite 207                                        since 1994.   Capital Mgmt.,LLC
Garden City, NY  11530                           Secretary     (2002-present);
Age: 46                                          since 2000.   Vice Chairman and
                                                               CIO, Saratoga Capital
                                                               Mgmt I, LLC,
                                                               (1994-2002); 1st VP,
                                                               Senior Portfolio
                                                               Manager, Prudential
                                                               Securities, Inc.
                                                               (1987-1994).
---------------------------- ------------------- ------------- ----------------------- ------------------- -----------------
William P. Marra             Treasurer and       Treasurer     Chief Financial         7                   None
1101 Stewart Avenue          Chief Financial     and Chief     Officer,
Suite 207                    Officer             Financial     Orbitex-Saratoga
Garden City, NY  11530                           Officer       Capital Mgmt., LLC
Age: 51                                          since 1997.   (2002-present); Chief
                                                               Financial Officer,
                                                               Saratoga Capital
                                                               Mgmt. I, LLC
                                                               (1997-2002); Account
                                                               Rep., MetLife,
                                                               (1995-1997).
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* Each Trustee will serve an indefinite term until his or her successor, if any, is duly elected and qualified.
** Saratoga does not serve as investment adviser to any registered investment company other than the Trust, and is not affiliated with any other investment advisers.
*** Bruce Ventimiglia and Stephen Ventimiglia are brothers.
--------------------------------------------------------------------------------

For each Trustee and Nominee, the dollar range of equity securities beneficially owned by the Trustee or Nominee is shown in the table below.

           --------------------------- ---------------------------
                                       DOLLAR RANGE OF EQUITY
                                       SECURITIES IN THE TRUST
           NAME OF TRUSTEE             (AS OF AUGUST 31, 2002)*
           --------------------------- ---------------------------
           Bruce E. Ventimiglia        OVER $100,000
           --------------------------- ---------------------------
           Patrick H. McCollough       $50,001-$100,000
           --------------------------- ---------------------------
           Udo W. Koopmann             OVER $100,000
           --------------------------- ---------------------------
           Floyd E. Seal               $50,001-$100,000
           --------------------------- ---------------------------
           Richard E. Stierwalt        NONE
           --------------------------- ---------------------------
           Stephen H. Hamrick          NONE
           --------------------------- ---------------------------
           Leigh Alan Wilson           NONE
           --------------------------- ---------------------------
           William B. Blundin          NONE
           --------------------------- ---------------------------

* The following ranges should be used: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000. Saratoga does not serve as investment adviser to any registered investment company other than the Trust, and is not affiliated with any other investment advisers.

As to each Independent Trustee or Nominee and his/her immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Trust.

COMPENSATION. All of the officers of the Trust are officers of Saratoga and receive no compensation from the Trust. The Trustees will be compensated per regular meeting attended according to the Portfolio asset level on the last business day of the quarter based on the following schedule. For special and committee meetings of the Board, Trustees will receive $250 per special and committee meeting attended.

       ------------------------------- ---------------------------
       PORTFOLIO ASSET LEVEL            PORTFOLIO FEE

       ------------------------------- ---------------------------
        < $25 Million                       $0.00
       ------------------------------- ---------------------------
        $25 < $50 Million                   $250.00
       ------------------------------- ---------------------------
        > $50 Million                       $500.00
       ------------------------------- ---------------------------

The following table sets forth the aggregate compensation paid by the Trust to each of the Trustees for the fiscal year ended August 31, 2002.

       ----------------------- ------------------------ ---------------------- -------------------
                TRUSTEE        AGGREGATE COMPENSATION   PENSION OR RETIREMENT  ESTIMATED ANNUAL
                               FROM TRUST*              BENEFITS ACCRUED AS    BENEFITS UPON
                                                        PART OF PORTFOLIO      RETIREMENT
                                                        EXPENSES
       ----------------------- ------------------------ ---------------------- -------------------
       Bruce E. Ventimiglia              $0                       N/A                 N/A
       ----------------------- ------------------------ ---------------------- -------------------
       Patrick H. McCollough         $18,250.00                   N/A                 N/A
       ----------------------- ------------------------ ---------------------- -------------------
       Udo W. Koopmann               $18,250.00                   N/A                 N/A
       ----------------------- ------------------------ ---------------------- -------------------
       Floyd E. Seal                 $18,250.00                   N/A                 N/A
       ----------------------- ------------------------ ---------------------- -------------------

* Saratoga does not serve as investment adviser to any registered investment company other than the Trust, and is not affiliated with any other investment advisers.

GENERAL INFORMATION ABOUT THE BOARD. The Board is responsible for protecting the interests of Shareholders. The Trustees meet periodically throughout the year to oversee the Trust's activities, review its performance and review the actions of the investment manager, which is responsible for the Trust's day-to-day operations. Four regular meetings of the Trustees were held during the fiscal year ended August 31, 2002. Each of the incumbent Trustees was present for all of the Board meetings and committees on which that Trustee served that were held during the period.

COMMITTEES. The Board of Trustees has appointed a standing Audit Committees comprised solely of all of the Independent Trustees. Currently, the Audit Committee is composed of Messrs. McCollough, Koopmann, and Seal. The Audit Committee makes recommendations to the Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Portfolios' financial operations. During the fiscal year ended August 31, 2002 there was one Audit Committee meeting held.

INDEPENDENT PUBLIC ACCOUNTANTS. Based on the Audit Committee's recommendation, the Board, including a majority of the Independent Trustees, at a meeting held on September 20, 2002, selected Ernst & Young LLP ("E&Y") to serve as auditors of the Trust for the fiscal year ended August 31, 2003. During the fiscal year ended August 31, 2002, E&Y performed audit services for the Trust including the audit of the Trust's financial statements, review of the Trust's annual report and registration statement amendment, consultation on financial accounting and reporting matters and meetings with the Board.

Representatives of E&Y are not expected to be present at the Meeting but will be available should any matter arise requiring their presence.

AUDIT FEES. The aggregate fees billed by E&Y for professional services rendered for the audit of the Trust's annual financial statements for the fiscal year ended August 31, 2002 were $112,500.00.

ALL OTHER FEES. There were no fees billed by E&Y for services rendered to the Trust other than the services described above under "Audit Fees" for the fiscal year ended August 31, 2002. Additionally, there were no fees billed by E&Y to Saratoga for non-audit services rendered to Saratoga or its affiliates for the fiscal year ended August 31, 2002.

VOTE REQUIRED. Election of each Nominee requires the affirmative vote of a majority of the Shares voted at the Meeting assuming that a quorum is present. The persons named as proxies in the enclosed proxy have advised the Trust that, unless a proxy instructs them to withhold authority to vote for all Nominees or any individual Nominee, all validly executed proxies will be voted for the election of the Nominees.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE TRUST VOTE FOR THE ELECTION OF EACH NOMINEE.

                          ADDITIONAL VOTING INFORMATION

In the event that the necessary quorum to transact business or the vote required to approve or reject the Proposals described in this Proxy Statement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the concerned Portfolio's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those shares which they are entitled to vote against the Proposal.

A "broker non-vote" is deemed to exist when a form of proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter. In the case of approval of the New Management Agreement, abstentions and "broker non-votes" will be counted as present for purposes of determining a quorum and will have the same effect as a vote against the Proposal. In the case of the election of the four new Trustees, abstentions and "broker non-votes" will be counted as present for purposes of determing a quorum, but will have no effect on the result of the vote.

                              SHAREHOLDER PROPOSALS

The Trust does not hold regular meetings of its Shareholders. Proposals of Shareholders of the Portfolios intended to be presented at the next meeting of Shareholders must be received by a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.

                           INTEREST OF CERTAIN PERSONS

Saratoga, and certain of its directors, officers, and employees, including the Portfolios' Advisers may be deemed to have an interest in Proposal 1 described in this Proxy Statement to the extent that failure to approve it may affect its and their compensation. Such companies and persons may thus be deemed to derive benefits from the approval by Shareholders of Proposal 1.

As of August 31, 2002, the Trustees, and Nominees have not engaged in any purchase or sale of the securities of Saratoga.

                                 OTHER BUSINESS

The Trust knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote in accordance with their best judgment on such matters.

                                        By Order of the Board of Trustees,



                                        Bruce E. Ventimiglia
                                        President, CEO and
                                        Chairman of the Board of Trustees




November 5, 2002

                                                                       EXHIBIT A
                                                                       ---------

                              MANAGEMENT AGREEMENT

          Management Agreement dated and effective as of ________________, 2003 between THE SARATOGA ADVANTAGE TRUST, a Delaware Trust (herein referred to as the "Trust"), and ORBITEX-SARATOGA CAPITAL MANAGEMENT, LLC a Delaware limited liability company (the Manager").

          WHEREAS, the Trust is an open-end diversified management investment company registered with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940 (the "1940 Act");

          WHEREAS, the Trust is organized in series form and each of the U.S. Government Money Market Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio, the Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, Small Capitalization Portfolio, International Equity Portfolio is a separately capitalized series ("Portfolio") of shares of beneficial interest to be issued by the Trust pursuant to the Trust Registration Statement;

          NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Trust and the Manager agree as follows:

     1. APPOINTMENT OF MANAGER. The Manager hereby undertakes and agrees, upon the terms and conditions herein set to (i) supervise the Trust's investment program, including advising and consulting with the Trust's board of trustees and the investment advisers for each of the Trust's portfolios (the "Investment Advisers") regarding the Trust's overall investment strategy and make recommendations to the Trust's board of trustees regarding the retention by the Portfolios of the Investment Advisers, (ii) monitor the performance of the Trust's outside service providers, including the Trust's administrator, agent and custodian and (iii) pay the salaries, fees and expenses of such of the Trust's officers, trustees or employees as are directors, officers or employees of the Manager. In addition, the Manager hereby undertakes and agrees to appoint investment advisers to the Portfolios to (a) make, in consultation with the Manager and the Trust's Board of Trustees, investment strategy decisions for the respective Portfolio (b) manage the investing and reinvesting of the Trust assets (c) place purchase and sale orders on behalf of the Trust's Portfolios, and (d) provide research and statistical data to the Trust in relation to investing and other matters within the scope of the investment objectives and limitations of the Trust's Portfolios. The Investment Advisers shall have the sole ultimate discretion over investment decisions for the Trust's Portfolios.

     2. In connection herewith, the Manager agrees to (i) maintain a staff within its organization to furnish the above services to the Trust and to the Investment Advisers and (ii) provide the Trust with persons satisfactory to the Trust's Board of Trustees to serve as officers and employees of the Trust. The Manager shall bear all expenses arising out of its duties hereunder.

     3. Except as otherwise provided in this Management Agreement, the Advisory Agreements (as defined below), and the Administration Agreement in effect for the Portfolio's, the Trust shall be responsible for all of the Trust's expenses and liabilities, including but not limited to organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Manager and the Investment Advisers); expenses for legal, accounting and auditing services; tax and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distributions of dividends; charges of the Trust's custodians, sub-custodians, registrars, transfer agents, dividend-paying agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; costs of the determination of the Portfolios' daily net asset values; registration and filing fees of the Securities and Exchange Commission; expenses of registering or qualifying securities of the Trust for sale in the various states; freight and other charges in connection with the shipment of the Trust's portfolio securities; fees and expenses of non-interested trustees; travel expenses or an appropriate portion thereof of trustees and officers of the Trust who are directors, officers or employees of the Manager or the Investment Advisers to the extent that such expenses relate to attendance at meetings of the Board of Trustees or any committee thereof; costs of shareholders meetings; insurance; interest; brokerage costs; fees payable to the Trust's Administrator pursuant to an Administration Agreement; litigation and other extraordinary or non-recurring expenses.

     4.   REMUNERATION.

          (a) The Trust agrees to pay the Manager, and the Manager agrees to accept as full compensation for the performance of all its functions and duties to be performed hereunder, a fee based on the total net assets of each Portfolio at the end of each business day as set forth on Schedule A hereto. Determination of net asset value of each Portfolio will be made in accordance with the policies disclosed in the Trust's registration statement under the 1940 Act. The fee is payable at the close of business on the last day of each calendar month and shall be made on the first business day following such last calendar day. The payment due on such day shall be computed by (1) adding together the results of multiplying (i) the total net assets of each Portfolio on each day of the month by (ii) the applicable daily fraction of the advisory fee percentage rate of such Portfolio as set on Schedule A hereto and then (2) adding together the total monthly amounts computed for each Portfolio.

          (b) Compensation of the Investment Advisers for services provided under the Advisory Agreements is the sole responsibility of the Manager.

     5. REPRESENTATIONS AND WARRANTIES. The Manager represents and warrants that it is duly registered and authorized as an investment adviser under the Investment Advisers Act of 1940, as amended, and the Manager agrees to maintain effective requisite registrations, authorizations and licenses, as the case may be, until the termination of this Management Agreement.

     6. SERVICES NOT DEEMED EXCLUSIVE. The services provided hereunder by the Manager are not to be deemed exclusive and the Manager and any of its affiliates or related persons are free to render similar services to others and to use the research developed in connection with this Management Agreement for other clients or affiliates. Nothing herein shall be construed as constituting the Manager an agent of any of the Investment Advisers or of the Trust.

     7. LIMIT OF LIABILITY. The Manager shall exercise its best judgment in rendering the services in accordance with the terms of this Management Agreement. The Manager shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Trust in connection with the matters to which this Management Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Manager against any liability to the Trust or its shareholders to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under this Management Agreement ("disabling conduct"). The Trust will indemnify the Manager against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including but not limited to any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct. Indemnification shall be made only upon the happening of one of the following events: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Manager was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Manager was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of trustees of the Trust who are neither "interested persons" of the Trust nor parties to the proceeding ("disinterested non-party trustees") or (b) an independent legal counsel in a written opinion. The Manager shall be entitled to advances from the Trust for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. Prior to any such advance, the Manager shall provide to the Trust a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Trust has been met. In addition, at least one of the following additional conditions shall be met: (a) the Manager shall provide security in form and amount acceptable to the Trust for its undertaking; (b) the Trust is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party trustees or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Trust at the time the advance is proposed to be made, that there is reason to believe that the Manager will ultimately be found to be entitled to indemnification.

     8. DURATION AND TERMINATION. This agreement shall become effective as of the date hereof and shall continue in effect for two years from the date hereof (unless sooner terminated in accordance with this agreement) and thereafter for successive annual periods, but only so long as such continuance is specifically approved at least annually with respect to each Portfolio by the affirmative vote of (i) a majority of the members of the Trust's Board of Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) a majority of Trust's Board of Trustees or the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the respective Portfolio.

          Notwithstanding the above, this agreement may nevertheless be terminated with respect to one or more Portfolios at any time, without penalty, by the Trust's Board of Trustees, by vote of holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the respective Portfolio or by the Manager, upon 60 days' written notice delivered to each party hereto. Any such notice shall be deemed given when received by the addressee.

     9. AMENDMENT OR ASSIGNMENT. This Management Agreement may be amended only if such amendment is specifically approved with respect to each Portfolio by (i) the vote of a majority of the outstanding voting securities of the respective Portfolio and (ii) a majority of the Trustees, including a majority of those Trustees who are not parties to this Management Agreement or interested persons of such party, cast in person at a meeting called for the purpose of voting on such approval. This Management Agreement shall automatically and immediately terminate in the event of its assignment, as that term is defined in the 1940 Act and the rules thereunder.

     10. SEVERABILITY. If any provisions of this Management Agreement shall be held or made unenforceable by a court decision, statute, rule or otherwise, the remainder of this Management Agreement shall not be affected thereby.

     11. DEFINITIONS. As used in this Management Agreement, the terms "interested person" and "vote of a majority of the outstanding securities" shall have the respective meanings set forth in Section 2(a)(19) and 2(a)(42) of the 1940 Act.

     12. NO LIABILITY OF SHAREHOLDERS. This Management Agreement is executed by the Trustees of the Trust, not individually, but in their capacity as Trustees under the Declaration of Trust made April 8, 1994. None of the Shareholders, Trustees, officers, employees, or agents of the Trust shall be personally bound or liable under this Management Agreement, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder but only to the property of the Trust and, if the obligation or claim relates to the property held by the Trust for the benefit of one or more but fewer than all Portfolios, then only to the property held for the benefit of the affected Portfolio.

     13. GOVERNING LAW. This Management Agreement shall be governed, construed and interpreted in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

     14. NOTICES. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.

                  If to the Trust:

                       The Saratoga Advantage Trust
                       1101 Stewart Avenue, Suite 207
                       Garden City, New York 11530
                       Tel: (516) 542-3000
                       Fax: (516) 542-3003

                  If to the Manager:

                       Orbitex-Saratoga Capital Management, LLC
                       1101 Stewart Avenue, Suite 207
                       Garden City, New York 11530
                       Tel: (516) 542-3000
                       Fax: (516) 542-3003

or to such other address as to which the recipient shall have informed the other party in writing.

                  Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, or the day of such delivery, and, it by telex or facsimile and mail, on the date on which such telex or facsimile and mail, on the date on which such telex or facsimile is sent.

     15. COUNTERPARTS. This Management agreement may be executed in more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     16. NOTIFICATION OF CHANGE IN MEMBERSHIP OF PARTNERSHIP. The Manager agrees to notify the Trust of any change in the membership of the Manager within a reasonable period of time after such change.

          IN WITNESS WHEREOF, the parties hereto caused their authorized signatories to execute this Management Agreement as of the day and year first written above.

                                        THE SARATOGA ADVANTAGE TRUST


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        ORBITEX-SARATOGA CAPITAL
                                        MANAGEMENT, LLC


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                   SCHEDULE A
                                       TO

                              MANAGEMENT AGREEMENT

                                     BETWEEN

    THE SARATOGA ADVANTAGE TRUST AND ORBITEX-SARATOGA CAPITAL MANAGEMENT, LLC

                                                       ANNUAL FEE AS A
                                                     PERCENTAGE OF DAILY
NAME OF SERIES                                            NET ASSETS
--------------                                        --------------
U.S. Government Money Market Portfolio                      0.475%
Investment Quality Bond Portfolio                           0.55%
International Equity Portfolio                              0.75%
Small Capitalization Portfolio                              0.65%
Municipal Bond Portfolio                                    0.55%
Large Capitalization Value Portfolio                        0.65%
Large Capitalization Growth Portfolio                       0.65%


                                                 TO VOTE BY TELEPHONE

                                                 1) Read the Proxy Statement and have the proxy card below
SARATOGA ADVANTAGE TRUST                            at hand.
1101 STEWART AVENUE, SUITE 207                   2) Call 1-800-690-6903.
                                                 3) Enter the 12-digit control number set forth on the proxy card and
GARDEN CITY, NEW YORK 11530                         follow the simple instructions.

                                                 TO VOTE BY INTERNET

                                                 1) Read the Proxy Statement and have the proxy card below at hand.
                                                 2) Go to Website www.proxyvote.com.
                                                 3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

                                                 TO VOTE BY MAIL

                                                 1) Read the Proxy Statement.
                                                 2) Check the appropriate boxes on the proxy card below.
                                                 3) Sign and date the proxy card.
                                                 4) Return the proxy card in the envelope provided.






TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        ORBTX1        KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                 DETACH AND RETURN THIS PORTION ONLY

                                THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

----------------------------------------------------------------------------------------------------------------------

FUND NAME HERE

The Board of Trustees unanimously recommends a vote FOR all proposals and nominees.

VOTE ON FOUR NEW TRUSTEES

                                                                                                   FOR  WITHOLD  FOR ALL EXCEPT
  o  To approve or disapprove the election of (01) Richard E. Stierwalt, (02) Stephen H.           ALL    ALL
     Hamrick, (03) Leigh Alan Wilson, and (04) William B. Blundin to the Board of Trustees
     of the Trust; and                                                                             [ ]    [ ]    ______________

VOTE ON INVESTMENT MANAGEMENT AGREEMENT
                                                                                                   FOR  AGAINST  ABSTAIN

  o  To approve or disapprove for your fund a new management agreement with
     Orbitex-Saratoga Capital Management, LLC; and                                                 [ ]    [ ]      [ ]


  o To transact such other business as may properly come before the Meeting, or any adjournments thereof.

--------------------------------------- ------            --------------------------------------- ------

Please sign exactly as name appears hereon. When sharesare held by joint tenants, both should sign. When signing attorney or as should sign. as executor, administrator, Director or guardian, please give full titla as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

======================================= ======            ======================================= ======
Signature [PLEASE SIGN WITHIN BOX]      Date              Signature (Joint Owners)                Date

----------------------------------------------------------------------------------------------------------------------

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

--------------------------------------------------------------------------------

                            SARATOGA ADVANTAGE TRUST
                 NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 17, 2002

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Bruce E. Ventimiglia and William P. Marra as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of beneficial interest of the Fund, a series of the Saratoga Advantage Trust, held of record by the undersigned on October 23, 2002 at the Special Joint Meeting of Shareholders of the Fund to be held on December 17, 2002 or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of Richard E. Stierwalt, Stephen H. Hamrick, Leigh Allan Wilson, and William B. Blundin, and for the new management agreement.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote "FOR" the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

--------------------------------------------------------------------------------